SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):    September 2, 1999
                                                            -----------------


                             GRC INTERNATIONAL, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             1-7517                   95-2131929
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(State of                    (Commission File Number)       (I.R.S. Employer
Incorporation)                                              Identification No.)


                    1900 Gallows Road, Vienna, Virginia 22182
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                (Address of principal executive office) (Zip Code)


                                 (703) 506-5000
                         ------------------------------
                         (Registrant's telephone number)

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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

On September 2, 1999, GRC International, Inc. ("GRC") completed its acquisition of Management Consulting & Research, Inc. ("MCR") pursuant to the terms of the Agreement and Plan of Merger, (the "Merger Agreement"), dated as of August 5, 1999, by and among GRC, Dr. Gerald McNichols, MAC Merger Corporation ("MAC"), a wholly owned subsidiary of GRC, and MCR, a copy of which is filed as an exhibit hereto and incorporated by reference herein. The gross purchase price was approximately $27 million, consisting of 2,000,000 shares of Common Stock, par value $0.10 per share, of GRC issued to McNichols, valued at approximately $16 million, and approximately $11 million in cash. The net cash payment was approximately $7 million, and the net purchase price was approximately $23 million, as a result of approximately $4 million of MCR cash being used to pay a portion of the acquisition price.

GRC paid the approximately $7 million of cash with funds on hand obtained from its normal business operations and borrowings under it's current line of credit.

The acquisition was effected through the merger of MCR with and into MAC (the "Merger"). As a result of the Merger, MCR became a wholly-owned subsidiary of GRC International, Inc.

In connection with the Merger, Dr. Gerald McNichols also entered into a noncompetition agreement with GRC and MCR and an indemnification agreement with GRC, MAC and MCR, copies of which are filed as an exhibit hereto and incorporated by reference herein.

Further details regarding the merger can be found in the press releases filed as exhibits hereto and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (a) and (b). The financial statements and pro forma financial information, required as part of this report on Form 8-K, will be filed not later than 60 days from September 18, 1999 as an amendment to this report.

         (c).  The following exhibits are filed as part of this report:

         Exhibit No.       Description
         ----------        -----------

         2.1 Agreement and Plan of Merger, dated as of August 5, 1999, by and among GRC International, Inc., Dr. Gerald McNichols, MAC Merger Corporation and Management Consulting & Research, Inc.

         99.1     Press Release dated August 6, 1999

         99.2     Press Release dated September 2, 1999

         99.3 Noncompetition Agreement, dated as of September 1, 1999, by and among GRC International, Inc., Management Consulting & Research, Inc. and Dr. Gerald McNichols.

         99.4 Indemnification Agreement, dated as of September 1, 1999, by and among GRC International, Inc., MAC Merger Corporation, Management Consulting & Research, Inc. and Dr. Gerald McNichols.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                              GRC INTERNATIONAL, INC.


Date:    September 17, 1999   By: /s/ Thomas E. McCabe
                                 -----------------------------------------------
                                 Thomas E. McCabe
                                 Senior Vice President, Director of Corporate
                                   Development, General Counsel & Secretary